Exhibit 10.6

June 8, 2012

Mr. MARK VOLL

Dear Mark

The Montage Technology Company Limited is pleased to offer you the employment with us commencing June 18, 2012 with the contract period of three years. Your employment is governed by the terms and conditions stipulated below:

1.	Position

Upon your effective date of employment, you will be employed in the capacity of CFO.

2.	Salary

The compensation is US$250,000 per annum before tax which includes 12 monthly salaries.

3.	Paid Annual Leave

You shall be entitled to 15 working days annual leave with pay on the basis of every completed twelve month period of employment, such leave to be taken at such times as approved by the Management.

All employees joining the company during the calendar year are only entitled to one leave per month during the first six months or until such time as their probation is completed, whichever is earlier. The entitlement is to be calculated on a pro-rata basis.

4.	Office Hours

Monday to Friday : 0900-1800 hours

Saturday, Sunday and Public Holidays : As required

5.	Probation

You are required to serve a probationary period of Zero (0) months and may be extended based on work performance. Upon successful completion of the probation, you will be appointed as a permanent full-time employee of the Company and will be entitled to general fringe benefits as are prescribed by the Company.

6.	Termination

•	Within the first month of probationary period, this Agreement may be terminated by either party with three days (3) advance notice or payment in Lieu.

•	After the first month but within the probationary period, this Agreement can be terminated by either party with seven days (7) advance notice or payment in Lieu.

•	After probationary period, it is required to provide one month’s written notice, or payment in Lieu by either party in the case of termination of employment.

The Company may dismiss you immediately without compensation if you:

•	Commit any acts of gross misconduct or repeat or continue any other misconduct or serious breach of your obligations under this agreement; or

•	are convicted of any criminal offence; or

•	commit any act of fraud or dishonesty.

7.	Unauthorized Absence

Without prejudice to the other right, the Company may deduct the equivalent amount of daily salary from the Employee’s salary for every day of absence from employment without the prior permission of the Employer.

8.	Proprietary Information

All confidential documents (both physical or electronical) or other information to which you will have access during the course of employment will be treated as confidential and shall not be divulged by you to any person nor be retained or used in any form whatsoever either during or after the employment except for the purpose of employment by Montage Technology Company Limited or its subsidiaries.

9.	Release of Information

If any form of confidential document, or copy thereof has to be made available to third parties, the prior permission from the Management has to be obtained. Consent will not normally be given unless the requirement is essential for the purposes of Montage Technology Company Limited’s business.

10.	Undertaking

You are requested to sign and return the duplicate copy of this letter and to serve as your official acceptance and acknowledgement of the aforesaid and that the procedures relating to disclosure of information are fully understood.

Yours sincerely,

Montage Technology Company Limited [Company Chop]	Signed and accepted by:

/S/ MARK VOLL

Date: June 8, 2012	Date:

June 1, 2013

Mr. MARK VOLL

Dear Mark

Montage Technology Macao Commercial Offshore Limited is pleased to offer you the employment with us commencing June 1, 2013 with the contract period of three years. Your employment is governed by the terms and conditions stipulated below:

1.	Position

Upon your effective date of employment, you will be employed in the capacity of CFO.

2.	Salary

The compensation is US$250,000 per annum before tax which includes 12 monthly salaries.

3.	Paid Annual Leave

You shall be entitled to 15 working days annual leave with pay on the basis of every completed twelve month period of employment, such leave to be taken at such times as approved by the Management.

All employees joining the company during the calendar year are only entitled to one leave per month during the first six months or until such time as their probation is completed, whichever is earlier. The entitlement is to be calculated on a pro-rata basis.

4.	Office Hours

Monday to Friday	:	0900-1800 hours
Saturday, Sunday and Public Holidays	:	As required

5.	Probation

You are required to serve a probationary period of Zero (0) months and may be extended based on work performance. Upon successful completion of the probation, you will be appointed as a permanent full-time employee of the Company and will be entitled to general fringe benefits as are prescribed by the Company.

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6.	Termination

–	Within the first month of probationary period, this Agreement may be terminated by either party with three days (3) advance notice or payment in Lieu.

–	After the first month but within the probationary period, this Agreement can be terminated by either party with seven days (7) advance notice or payment in Lieu.

–	After probationary period, it is required to provide one month’s written notice, or payment in Lieu by either party in the case of termination of employment.

The Company may dismiss you immediately without compensation if you:

–	Commit any acts of gross misconduct or repeat or continue any other misconduct or serious breach of your obligations under this agreement; or

–	are convicted of any criminal offence; or

–	commit any act of fraud or dishonesty.

7.	Unauthorized Absence

Without prejudice to the other right, the Company may deduct the equivalent amount of daily salary from the Employee’s salary for every day of absence from employment without the prior permission of the Employer.

8.	Proprietary Information

All confidential documents (both physical or electronical) or other information to which you will have access during the course of employment will be treated as confidential and shall not be divulged by you to any person nor be retained or used in any form whatsoever either during or after the employment except for the purpose of employment by Montage Technology Macao Commercial Offshore Limited or its subsidiaries.

9.	Release of Information

If any form of confidential document, or copy thereof has to be made available to third parties, the prior permission from the Management has to be obtained. Consent will not normally be given unless the requirement is essential for the purposes of Montage Technology Macao Commercial Offshore Limited’s business.

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10.	Undertaking

You are requested to sign and return the duplicate copy of this letter and to serve as your official acceptance and acknowledgement of the aforesaid and that the procedures relating to disclosure of information are fully understood.

Yours sincerely,

Montage Technology Macao Commercial Offshore Limited [Company Chop]	Signed and accepted by:
/S/ MARK VOLL

Date: June 1, 2013	Date: June 1, 2013

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